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                                                                   EXHIBIT 10.18

                                SECOND AMENDMENT
                                       TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 8, 1996 ("Amendment"), by and among THE MEN'S WEARHOUSE, INC., a Texas corporation ("Borrower"), the banks listed on the signature pages hereof (each individually a "Bank" and collectively the "Banks"), and NATIONSBANK OF TEXAS, N.A. (in its individual capacity, "NationsBank") as Agent (in its capacity as Agent, the "Agent") for the Banks to the Second Amended and Restated Credit Agreement, dated as of March 14, 1995 (as amended, "Second Restated Credit Agreement"), by and among the Borrower, the Bank and the Agent. Terms used herein and not otherwise defined shall have the meanings assigned to them in the Second Restated Credit Agreement;

                 WHEREAS, the Borrower, the Banks and the Agent are parties to the Second Restated Credit Agreement;

                 WHEREAS, the Borrower proposes to form a new Subsidiary, Value Priced Clothing, Inc., a corporation to be incorporated under the laws of the State of California ("NewCo"), to be directly and wholly-owned by the Borrower;

                 WHEREAS, the Borrower proposes to make an initial loan of $9,000,000 to NewCo (the "Loan") and make an initial $8,500,000 capital contribution to NewCo (the "Investment");

                 WHEREAS, it is proposed that NewCo shall use the proceeds of the Loan and the Investment to purchase certain assets of C&R Clothiers, Inc. (the "Acquisition") as well as make other Investments; and

                 WHEREAS, the Borrower, the Banks and the Agent desire to amend certain provisions of the Second Restated Credit Agreement in connection with the Acquisition;

                 NOW, THEREFORE, in consideration of the premises and consideration of the mutual promises set forth herein and other good valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                 1. Section 8.02 of the Second Restated Credit Agreement is hereby amended to include the following new Subsection:

                          (i) Unsecured Debt of Value Priced Clothing, Inc. to the Borrower, provided that the terms and provisions thereof shall be subject to
                                  Section 8.08.





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                 2.       Section 8.05 of the Second Restated Credit Agreement
is hereby amended to include the following new Subsection:

                          (i) capital contributions, loans and advances from the Borrower to Value Priced Clothing, Inc. (provided that the terms and provisions of any such loans and advances shall be subject to Section 8.08).

                 3. This Amendment shall become effective as of the date hereof subject to the condition precedent that the Agent shall have received the following in sufficient copies for each Bank:

                          (a) this Amendment, duly executed by the parties hereto;

                          (b) a Guaranty in the form required by Section 7.07, dated as of the date hereof, duly executed by NewCo;

                          (c) a Certificate of the Secretary of NewCo, dated as of the date hereof certifying (1) the names and true signatures of the officers of NewCo authorized to sign each Loan Document to which NewCo is a party and the notices and other documents to be delivered by NewCo pursuant to any such Loan Document; (2) the By-laws and Articles of Incorporation of NewCo as in effect on the date of such certification; and (3) the resolutions of the Board of Directors of NewCo approving and authorizing the execution, delivery and performance by NewCo of each Loan Document to which NewCo is a party, the notices and other documents to be delivered by NewCo pursuant to any such Loan Document, and the transactions contemplated thereunder; and

                          (d) Certificates of appropriate officials as to the existence and good standing of NewCo in its jurisdiction of incorporation and any and all other jurisdictions which require NewCo to be qualified therein and where the failure to be so qualified would have a Material Adverse Effect.

                 4. In order to induce the Agent and each Bank to enter into this Amendment, the Borrower represents and warrants that as of the date hereof, and after giving effect to the Acquisition and the terms and conditions hereof:

                          (a) the representations and warranties contained in Article IV of the Second Restated Credit Agreement are, and shall be, true and correct at and as of such dates; and





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                          (b)     no Default or Event of Default exists, or
         will exist, at and as of such dates.

                 5. The Second Restated Credit Agreement as amended hereby is hereby ratified and confirmed in all respects. Any reference to the Second Restated Credit Agreement in any Loan Document shall be deemed to be a reference to the Second Restated Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Bank under the Second Restated Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Second Restated Credit Agreement or any other Loan Document.

                 6. This Amendment is a Loan Document, and all provisions in the Second Restated Credit Agreement pertaining to Loan Documents apply hereto.

                 7. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

                 8. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                        THE MEN'S WEARHOUSE, INC.


                                        By: /s/ GARY G. CKODRE
                                            ----------------------------------
                                            Name:  Gary G. Ckodre
                                            Title: Vice President


                                        NATIONSBANK OF TEXAS, N.A.,
                                        Agent


                                        By: /s/ RICHARD L. NICHOLS, JR.
                                            ----------------------------------
                                            Name:  Richard L. Nichols, Jr.
                                            Title: Vice President





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                                        NATIONS BANK OF TEXAS, N.A.,
                                        in its individual capacity


                                        By: /s/ RICHARD L. NICHOLS, JR.
                                            ----------------------------------
                                            Name:  Richard L. Nichols, Jr.
                                            Title: Vice President


                                        UNION BANK


                                        By: /s/ RUSSELL A. COLOMBO
                                            ----------------------------------
                                            Name:  Russell A. Colombo
                                            Title: Vice President

                                        WELLS FARGO BANK, N.A.


                                        By: /s/ VALERIE B. CARLSON
                                            ----------------------------------
                                            Name:  Valerie B. Carlson
                                            Title: Vice President


         The undersigned Guarantors of indebtedness of the Borrower under the Second Restated Credit Agreement hereby acknowledge the execution and delivery of this Third Amendment to Second Amended and Restated Credit Agreement.

                                        TMW TEXAS RETAIL L.P.

                                        By: TMW Texas General, Inc.,
                                                  its general partner


                                        By: /s/ GARY G. CKODRE
                                            ----------------------------------
                                            Name:  Gary G. Ckodre
                                            Title: Assistant Treasurer





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                                        TMW TEXAS LIMITED, INC.


                                        By: /s/ GARY G. CKODRE
                                            ----------------------------------
                                            Name:  Gary G. Ckodre
                                            Title: Assistant Treasurer

                                        TMW TEXAS GENERAL, INC.


                                        By: /s/ GARY G. CKODRE
                                            ----------------------------------
                                            Name:  Gary G. Ckodre
                                            Title: Assistant Treasurer




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